EXHIBIT 99.1

OMNIQ Receives $3.4 Million in New Purchase Orders from Leading Retail Customer

SALT LAKE CITY, Nov. 11, 2024 (GLOBE NEWSWIRE) -- OMNIQ Corp. (OTCQB: OMQS), a leader in automation-enhancing IoT and machine vision solutions, is pleased to announce a recent series of purchase orders totaling $3.4 million from a longstanding retail client. These recent orders, underscore the strength of the decade-long collaboration between OMNIQ and the retail chain, reinforcing both companies' commitment to innovation in operational efficiency.

Over the years, OMNIQ has been integral to transforming the retailer’s operational landscape. This latest deployment includes advanced portable printers and tablets aimed at optimizing in-store operations thereby enhancing inventory accuracy, efficiency, and overall customer experience. The new equipment will replace legacy systems, allowing the retailer to maintain a streamlined, effective infrastructure across its network.

“We appreciate the trust this partner has placed in OMNIQ to support their operations,” said Shai Lustgarten, CEO of OMNIQ Corp. “Our team remains committed to providing solutions that meet their specific needs, and we look forward to continuing this long-standing relationship with the same dedication and focus.”

This development reflects OMNIQ’s ongoing strategic focus on expanding engagements with existing clients while continuing to build new partnerships across industries.

About OMNIQ

OMNIQ Corp. (OTCQB: OMQS) offers advanced computerized and machine vision image processing systems, leveraging patented and proprietary AI technology. These systems are essential for real-time identification, tracking, surveillance, and monitoring across various applications such as Supply Chain Management, Public Safety, and Traffic Management. The solutions provided by OMNIQ ensure secure and efficient movement and management of people, objects, and data across critical environments like airports, warehouses, educational institutions, and international boundaries, among others.

OMNIQ's client base spans government bodies and top Fortune 500 companies across diverse sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, as well as the oil, gas, and chemicals industries. Since 2014, the company has seen its annual revenues more than double, climbing to $81 million in 2023, with a client portfolio that extends across over forty countries.

Currently, the company is strategically positioned in several multi-billion dollar markets experiencing double-digit growth rates, particularly in the Global Smart City & Public Safety sectors.

For more information visit www.omniq.com

Forward-Looking Statements:

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate,” “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contact

ir@omniq.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/d13d4079-2ed8-45f6-9cbc-af2b4f153cfa